Fees Summary	Apr. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 53,054,000.00
Previously Paid Amount	0.00
Total Fee Amount	8,122.57
Total Offset Amount	0.00
Net Fee	$ 8,122.57
Final Prospectus	false